                       AMENDMENT NO. 1 TO RIGHTS AGREEMENT


     Amendment No. 1 dated as of September 6, 2000 to the Rights Agreement dated as of December 3, 1997 (the "Rights Agreement") among THOMAS & BETTS CORPORATION, as Issuer (the "Issuer"), and FIRST CHICAGO TRUST COMPANY, as Rights Agent (the "Rights Agent").

                               W I T N E S S E T H

     WHEREAS, on December 3, 1997 the Board of Directors of the Issuer authorized and declared a dividend of one preferred stock purchase right (a "Right") for each share of Issuer's common stock outstanding at the close of business on December 15, 1997 (the "Record Date") and authorized the issuance, upon the terms and subject to the conditions set forth in the Rights Agreement, of one Right in respect of each share of common stock issued after the Record Date, each Right representing the right to purchase, upon the terms and subject to the conditions set forth in the Rights Agreement, one two-hundredth of a share of Issuer's Series A Participating Cumulative Preferred Stock; and

     WHEREAS, the Rights Agreement expires on December 15, 2000 and the parties wish to, among other things, extend its term until December 15, 2003.

     NOW, THEREFORE, the parties hereto agree as follows:

     SECTION 1. DEFINED TERMS; REFERENCES. Unless otherwise specifically defined herein, each term used herein which is defined in the Rights Agreement has the meaning assigned to such term in the Rights Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to the "Rights Agreement" and "this Agreement" and each other reference contained in the Rights Agreement shall, after this Amendment becomes effective, refer to the Rights Agreement as amended hereby.

     SECTION 2. AMENDMENT TO SECTION 1. The definition of "Common Stock" as set forth in Section 1 of the Rights Agreement is amended to read in its entirety as follows:

     "'Common Stock' means the Common Stock, $0.10 par value per share, of the Company, except that, when used with reference to any Person other than the Company, `Common Stock' means the capital stock of such Person with the greatest voting power, or the equity securities or other equity interest having power to control or direct the management, of such Person."

     The definition of "Final Expiration Date" as set forth in Section 1 of the Rights Agreement is amended to read in its entirety as follows:

     "'Final Expiration Date' means the close of business on December 15, 2003."

     The definition of "Purchase Price" as set forth in Section 1 of the Rights Agreement is amended to read in its entirety as follows:

     "'Purchase Price' means the price (subject to adjustment as provided herein) at which a holder of a Right may purchase one two-hundredth of a share of Preferred Stock (subject to adjustment as provided herein) upon exercise of a Right, which price shall initially be $100."

     SECTION 3. AMENDMENT TO SECTION 2. Section 2 of the Rights Agreement is amended to read in its entirety as follows:

     "SECTION 2. APPOINTMENT OF RIGHTS AGENT. The Company hereby appoints the Rights Agent to act as agent for the Company and the holders of the Rights in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such Co-Rights Agents as it may deem necessary or desirable upon prior written notice to the Rights Agent. The Rights Agent shall have no duty to supervise and in no event be liable for the acts or omissions of any such Co-Rights Agents. If the Company appoints one or more Co-Rights Agents, the respective duties of the Rights Agent and any Co-Rights Agents shall be as the Company shall determine"

     SECTION 4. AMENDMENT TO SECTION 3(d). Section 3(d) of the Rights Agreement is amended to read in its entirety as follows:

     "(d) Certificates for the Common Stock issued after the effective date of this Amendment but prior to the earlier of the Distribution Date and the Expiration Date shall have impressed on, printed on, written on or otherwise affixed to them the following legend:

     This certificate also evidences certain Rights as set forth in a Rights Agreement between Thomas & Betts Corporation and First Chicago Trust Company dated as of December 3, 1997, as amended by Amendment No. 1 thereto dated September 6, 2000 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. The Company will mail to the holder of this certificate a copy of the Rights Agreement without charge promptly after receipt of a written request therefor. Under certain circumstances, as set forth in the Rights Agreement, such Rights may be evidenced by separate certificates and no longer be evidenced by this certificate, may be redeemed or exchanged or may expire. As set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may be null and void."

     SECTION 5. AMENDMENT TO SECTION 18(a). Section 18(a) of the Rights Agreement is amended by inserting the word "gross" after the word "without" and before the word "negligence" in the second sentence of Section 18(a).

     SECTION 6. AMENDMENT TO SECTION 20(c). Section 20(c) of the Rights Agreement is amended to read in its entirety as follows:

     "(c) The Rights Agent shall be liable hereunder only for its own gross negligence, bad faith or willful misconduct."

     SECTION 7. AMENDMENT TO RIGHTS CERTIFICATE. Exhibit B to the Rights Agreement be and is hereby amended and restated to read in its entirety as Exhibit B attached hereto.

     SECTION 8. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

     SECTION 9. COUNTERPARTS. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     SECTION 10. EFFECTIVENESS. This Amendment shall become effective as of September 6, 2000 when the Issuer shall have received from the Rights Agent a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Issuer) that such party has signed a counterpart hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed as of the date first above written.

                         THOMAS & BETTS CORPORATION




                         By: /s/ T. Kevin Dunnigan
                            -----------------------------------------
                         Name: T. Kevin Dunnigan
                         Title: Chairman and Chief Executive Officer

                         8155 T&B Boulevard
                         Memphis, Tennessee 38125
                         Attention:  Vice President-General Counsel



                         FIRST CHICAGO TRUST COMPANY




                         By: /s/ Gerald J. O'Leary
                            -----------------------------------------
                         Name: Gerald J. O'Leary
                         Title: Managing Director

                         525 Washington Boulevard
                         Suite 4660
                         Jersey City, NJ 07310
                         Attention: Tenders & Exchanges
                                    Administration

                                                                       EXHIBIT B


                           [FORM OF RIGHT CERTIFICATE]


No. R-                                                                    Rights
                                                       ------------------


NOT EXERCISABLE AFTER THE EARLIER OF DECEMBER 15, 2003 AND THE DATE ON WHICH THE RIGHTS EVIDENCED HEREBY ARE REDEEMED OR EXCHANGED BY THE COMPANY AS SET FORTH IN THE RIGHTS AGREEMENT. AS SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS ISSUED TO, OR HELD BY, ANY PERSON WHO IS, WAS OR BECOMES AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE THEREOF (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT), WHETHER CURRENTLY HELD BY OR ON BEHALF OF SUCH PERSON OR BY ANY SUBSEQUENT HOLDER, MAY BE NULL AND VOID. [THE RIGHTS REPRESENTED BY THIS RIGHT CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO WAS OR BECAME AN ACQUIRING PERSON OR AN AFFILIATE OR AN ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT). THIS RIGHT CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY MAY BE OR MAY BECOME NULL AND VOID IN THE CIRCUMSTANCES SPECIFIED IN SECTION 7(d) OF THE RIGHTS AGREEMENT.](1)


                                RIGHT CERTIFICATE

                           THOMAS & BETTS CORPORATION

     This Right Certificate certifies that ______________________, or registered assigns, is the registered holder of the number of Rights set forth above, each of which entitles the holder (upon the terms and subject to the conditions set forth in the Rights Agreement dated as of December 3, 1997, as amended by Amendment No. 1 thereto dated as of September 6, 2000 (the "RIGHTS AGREEMENT") between Thomas & Betts Corporation, a Tennessee corporation (the "COMPANY"), and First Chicago Trust Company (the "RIGHTS AGENT")) to purchase from the Company, at any time after the Distribution Date and prior to the Expiration Date, ___ two-hundredth[s] of a fully paid, nonassessable share of Series A Participating Cumulative Preferred Stock (the "PREFERRED STOCK") of the Company at a purchase price of $100 per one two-hundredth of a share (the "PURCHASE PRICE"), payable in lawful money of the United States of America, upon surrender of this Right Certificate, with the form of election to purchase and related certificate duly executed, and payment of the Purchase Price at an office of the Rights Agent designated for such purpose.

----------

     (1) If applicable, insert this portion of the legend and delete the preceding sentence.

     Terms used herein and not otherwise defined herein have the meanings assigned to them in the Rights Agreement.

     The number of Rights evidenced by this Right Certificate (and the number and kind of shares issuable upon exercise of each Right) and the Purchase Price set forth above are as of [December 15, 1997], and may have been or in the future be adjusted as a result of the occurrence of certain events, as more fully provided in the Rights Agreement.

     Upon the occurrence of a Section 11(a)(ii) Event, if the Rights evidenced by this Right Certificate are beneficially owned by (a) an Acquiring Person or an Associate or Affiliate of an Acquiring Person, (b) a transferee of an Acquiring Person (or any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such, or (c) under certain circumstances specified in the Rights Agreement, a transferee of an Acquiring Person (or any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such, such Rights shall become null and void, and no holder hereof shall have any right with respect to such Rights from and after the occurrence of such Section 11(a)(ii) Event.

     This Right Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates, which limitations of rights include the temporary suspension of the exercisability of such Rights under the specific circumstances set forth in the Rights Agreement.

     Upon surrender at the principal office or offices of the Rights Agent designated for such purpose and subject to the terms and conditions set forth in the Rights Agreement, any Rights Certificate or Certificates may be transferred or exchanged for another Rights Certificate or Certificates evidencing a like number of Rights as the Rights Certificate or Certificates surrendered.

     Subject to the provisions of the Rights Agreement, the Board of Directors of the Company may, at its option,

          (a) at any time prior to the earlier of (i) the close of business on the tenth day after the Stock Acquisition Date (or such later date as a majority of the Continuing Directors may designate prior to such time as the Rights are no longer redeemable) and (ii) the Final Expiration Date, redeem all but not less than all the then outstanding Rights at a redemption price of $.005 per Right; or

          (b) at any time after any Person becomes an Acquiring Person (but before such Person becomes the Beneficial Owner of 50% or more of the shares of Common Stock then outstanding), exchange all or part of the then outstanding Rights (other than Rights held by the Acquiring Person and certain related Persons) for shares of Common Stock at an exchange ratio of one share of Common Stock per Right. If the Rights shall be exchanged in part, the holder of this Right Certificate shall be entitled to receive upon surrender hereof another Right Certificate or Certificates for the number of whole Rights not exchanged.

     No fractional shares of Preferred Stock are required to be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions which are multiples of one two-hundredth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts), but in lieu thereof a cash payment will be made, as provided in the Rights Agreement. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Certificates for the number of whole Rights not exercised.

     No holder of this Right Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the shares of capital stock which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised as provided in the Rights Agreement.

     This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal by its authorized officers.

Dated as of                   , 20
           ------------------     --

                              THOMAS & BETTS CORPORATION



                              By:
                                 -----------------------------------------
                                   Chief Executive Officer

[SEAL]

Attest:




     Secretary

Countersigned:

FIRST CHICAGO TRUST COMPANY,
as Rights Agent



By:
   -------------------------------
     Authorized Signature

                    Form of Reverse Side of Right Certificate


                               FORM OF ASSIGNMENT


                    (To be executed if the registered holder
                   desires to transfer the Right Certificate.)


FOR VALUE RECEIVED
                  --------------------------------------------------------------

hereby sells, assigns and transfers unto
                                        ----------------------------------------


--------------------------------------------------------------------------------
                  (Please print name and address of transferee)

--------------------------------------------------------------------------------

this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ______________________ Attorney, to transfer the within Right Certificate on the books of the within-named Company, with full power of substitution.

Dated:                        , 20
      ------------------------     --


                                   ---------------------------------------------
                                   Signature

Signature Guaranteed:

                                   CERTIFICATE


     The undersigned hereby certifies by checking the appropriate boxes that:

     (1) the Rights evidenced by this Right Certificate ___are ___are not being assigned by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined in the Rights Agreement);

     (2) after due inquiry and to the best knowledge of the undersigned, it ___did ___did not acquire the Rights evidenced by this Right Certificate from any Person who is, was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.



Dated:                   , 20
      -------------------    --    ---------------------------------------------
                                   Signature


                                   ----------

     The signatures to the foregoing Assignment and Certificate must correspond to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

                                   ----------

                          FORM OF ELECTION TO PURCHASE


          (To be executed if the registered holder desires to exercise
                  Rights represented by the Right Certificate.)

To:  THOMAS & BETTS CORPORATION

     The undersigned hereby irrevocably elects to exercise ____________ Rights represented by this Right Certificate to purchase shares of Preferred Stock issuable upon the exercise of the Rights (or such other securities of the Company or of any other person which may be issuable upon the exercise of the Rights) and requests that certificates for such securities be issued in the name of and delivered to:

Please insert social security
or other identifying number


--------------------------------------------------------------------------------
                         (Please print name and address)

--------------------------------------------------------------------------------

     If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance of such Rights shall be registered in the name of and delivered to:

Please insert social security
or other identifying number


--------------------------------------------------------------------------------
                         (Please print name and address)

--------------------------------------------------------------------------------

Dated:                        , 20
      ------------------------     --


                                   ---------------------------------------------
                                   Signature

Signature Guaranteed:

                                   CERTIFICATE


     The undersigned hereby certifies by checking the appropriate boxes that:

     (1) the Rights evidenced by this Right Certificate ___are ___are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined in the Rights Agreement);

     (2) after due inquiry and to the best knowledge of the undersigned, it ___did ___did not acquire the Rights evidenced by this Right Certificate from any Person who is, was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.


Dated:                   , 20
      -------------------    --    ---------------------------------------------
                                   Signature


                                   ----------

The signature to the foregoing Election to Purchase and Certificate must correspond to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

                                   ----------

                                                                       EXHIBIT C


                           THOMAS & BETTS CORPORATION

                             SHAREHOLDER RIGHTS PLAN

                                Summary of Terms




FORM OF SECURITY              The Board of Directors has declared a dividend of
                              one preferred stock purchase right for each
                              outstanding share of the Company's Common Stock,
                              payable to holders of record as of the close of
                              business on December 15, 1997 (each a "RIGHT" and
                              collectively, the "RIGHTS")

TRANSFER Prior to the Distribution Date2, the Rights will be evidenced by the certificates for, and will be transferred with, the Common Stock, and the registered holders of the Common Stock will be deemed to be the registered holders of the Rights.

                              After the Distribution Date, the Rights Agent will mail separate certificates evidencing the Rights to each record holder of the Common Stock as of the close of business on the Distribution Date, and thereafter the Rights will be transferable separately from the Common Stock.

EXERCISE Prior to the Distribution Date, the Rights will not be exercisable.

                              After the Distribution Date, each Right will be exercisable to purchase, for $100 (the "Purchase
                              Price"), one two-hundredth of a share of Series A
                              Participating Cumulative Preferred Stock, no par value per share, of the Company.

----------

     2    Distribution Date means the earlier of:

     (1) the 10th day after public announcement that any person or group has become the beneficial owner of 15% or more of the Company's Common Stock and

     (2) the 10th business day after the date of the commencement of a tender or exchange offer by any person which would, if consummated, result in such person becoming the beneficial owner of 15% or more of the Company's Common Stock, in each case, subject to extension by a majority of the Directors not affiliated with the Acquiring Person.



FLIP-IN If any person or group (an "Acquiring Person") becomes the beneficial owner of 15% or more of the Company's Common Stock, then each Right (other than Rights beneficially owned by the Acquiring
                              Person and certain affiliated persons) will entitle the holder to purchase, for the Purchase
                              Price, a number of shares of the Company's Common
                              Stock having a market value of twice the Purchase
                              Price.

FLIP-OVER                     If, after any person has become an Acquiring
                              Person, (1) the Company is involved in a merger or
                              other business combination in which the Company is
                              not the surviving corporation or its Common Stock
                              is exchanged for other securities or assets or (2)
                              the Company or one or more of its subsidiaries
                              sell or otherwise transfer assets or earning power
                              aggregating more than 50% of the assets or earning
                              power of the Company and its subsidiaries, taken
                              as a whole, then each Right will entitle the
                              holder to purchase, for the Purchase Price, a
                              number of shares of common stock of the other
                              party to such business combination or sale (or in
                              certain circumstances, an affiliate) having a
                              market value of twice the Purchase Price.

EXCHANGE At any time after any person has become an Acquiring Person (but before any person becomes the beneficial owner of 50% or more of the Company's Common Stock), a majority of the Directors not affiliated with the Acquiring Person may exchange all or part of the Rights (other than the Rights beneficially owned by the Acquiring
                              Person and certain affiliated persons) for shares of Common Stock at an exchange ratio of one share of Common Stock per Right.

REDEMPTION                    The Board of Directors may redeem all of the
                              Rights at a price of $.005 per Right at any time
                              prior to the close of business on the 10th day
                              after public announcement that any person has
                              become an Acquiring Person (subject to extension
                              by a majority of the Directors not affiliated with
                              the Acquiring Person).

                              After any person has become an Acquiring Person, the Rights may be redeemed only with the approval of a majority of the Directors not affiliated with the Acquiring Person.



EXPIRATION                    The Rights will expire on December 15, 2003,
                              unless earlier exchanged or redeemed.

AMENDMENTS                    Prior to the Distribution Date, the Rights
                              Agreement may be amended in any respect.

                              After the Distribution Date, the Rights Agreement may be amended in any respect that does not adversely affect the Rights holders (other than any Acquiring Person and certain affiliated persons).

                              After any person has become an Acquiring Person, the Rights Agreement may be amended only with the approval of a majority of the Directors not affiliated with the Acquiring Person.

VOTING RIGHTS                 Rights holders have no rights as a shareholder of
                              the Company, including the right to vote and to
                              receive dividends.

ANTIDILUTION PROVISIONS       The Rights Agreement includes antidilution
                              provisions designed to prevent efforts to diminish
                              the efficacy of the Rights.

TAXES While the dividend of the Rights will not be taxable to shareholders or to the Company, shareholders or the Company may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable as set forth above.

                                   ----------

A copy of the Rights Agreement has been filed with the Securities and Exchange Commission as an Exhibit to a Registration Statement on Form 8-A. A copy of the Rights Agreement, as amended, is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement.